UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 4

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:  May 20, 2014

EYE ON MEDIA NETWORK, INC.

(Exact name of Registrant as specified in Its Charter)

Florida

(State or Other Jurisdiction of Incorporation)

000-55035

(Commission File Number)

46-3390293

(IRS Employer Identification No.)

1500 NW 65th Avenue, Plantation, Florida 33313

(Address of Principal Executive Offices and Zip Code)

(954) 370-9900

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[__]

Written communications pursuant to Rule 425 under the Securities Act

(17 CFR 230.425)

[__]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act

(17 CFR 240.14a-12)

[__]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[__]

Pre-commencement to medications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Explanatory Note

This amended Current Report on Form 8-K/A is being filed in response to comments from the Securities and Exchange Commission staff.

FORWARD LOOKING STATEMENTS

This Form 8-K/A and other reports filed by Registrant from time to time with the Securities and Exchange Commission (collectively the “Filings”) contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, Registrant’s management as well as estimates and assumptions made by Registrant’s management. When used in the filings the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan” or the negative of these terms and similar expressions as they relate to Registrant or Registrant’s management identify forward looking statements. Such statements reflect the current view of Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to Registrant’s industry, Registrant’s operations and results of operations and any businesses that may be acquired by Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although Registrant believes that the expectations reflected in the forward looking statements are reasonable, Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.

Section 2 – Financial Information

Item 2.01 Completion of Acquisition or Disposition of Assets.

On January 22, 2014, the Company entered into Share Exchange Agreements (collectively referred to as the “Exchange Agreement”) with the forty-three (43) shareholders (“Shareholders”) of Eye On South Florida, Inc. (“EOSF”).  Pursuant to the Exchange Agreement, the Shareholders agreed to exchange each of their shares of EOSF common stock (the “Target Shares”) for one (1) share of restricted common stock of the Company.  The Shareholders collectively held a total of 24,725,000 Target Shares.  The Shareholders are all friends, business associates or family members of our sole officer and director, Jack Namer.  Each Shareholder is a sophisticated investor and was a founding member or vendor of EOSF. A representative sample of the Exchange Agreement is attached hereto as an exhibit.

Consideration for the Exchange Agreement consisted of one share of restricted common stock of the Company for each Target Share tendered by the Shareholders in the exchange.  A total of 24,725,000 shares of restricted Company common stock were issued to forty-three (43) Shareholders for the Target Shares. The receipt of the Target Shares was determined by the Company Board of Directors to constitute adequate consideration for issuance of the Company common stock as a result of the value of the assets of EOSF. Prior to the execution of the Exchange Agreement there were three million (3,000,000) shares of our common stock issued and outstanding.  Upon completion of the transaction involving the Exchange Agreement, there were 27,725,000 shares of our common stock issued and outstanding.

Before consummation of the Exchange Agreement our sole officer and director, Jack Namer and Ms. Amy Nalewaik each owned 40.44% of the issued and outstanding EOSF common stock.  After consummation of the Exchange Agreement, Mr. Namer and Ms. Nalewaik each held zero (-0-) shares  and zero percent (0.00%) of the issued and outstanding shares of EOSF common stock.  Before consummation of the Exchange Agreement, Mr. Namer held 33.33% of the issued and outstanding shares of our common stock and Ms. Nalewaik held 0.00% of the issued and outstanding shares of our common stock.  After consummation of the Exchange Agreement Mr. Namer held 39.66% of the issued and outstanding shares of our common stock and Ms. Nalewaik held 36.07% of the issued and outstanding shares of our common stock.

Item 2.01(f) Form 10 Information

Business

(a)

Business Development

Eye On Media Network, Inc. (“we”, “us”, “our”, or the “Company”) was incorporated in the State of Florida on August 2, 2013.  Since inception on August 2, 2013, the Company has been engaged in organizational efforts and obtaining initial financing.  The Company was formed as a vehicle to pursue a business combination and had made no efforts to identify a possible business combination.  The business purpose of the Company has been to seek the acquisition of or merger with, and existing company.  The Company selected August 31 as its fiscal year end.  We are a reporting company and file all reports required under sections 13 and 15d of the Exchange Act.

(b)

Implications of Being an Emerging Growth Company

We qualify as an emerging growth company as that term is used in the Jumpstart Our Business Startups Act. An emerging growth company may take advantage of specified reduced reporting and other burdens that are otherwise applicable generally to public companies. These provisions included:

(i)

A requirement to have only two years of audited financial statements and only two years of related Management Discussion & Analysis disclosures;

(ii)

Exemption from the auditor attestation requirement in the assessment of the emerging growth company’s internal control over financial reporting under Section 404 of the Sarbanes-Oxley Act of 2002;

(iii)

Reduced disclosure about the emerging growth company’s executive compensation arrangements; and

(iv)

No non-binding advisory votes on executive compensation or golden parachute arrangements.

We have already taken advantage of these reduced reporting burdens, which are also available to us as a smaller reporting company as defined under Rule 12b-2of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

In addition, Section 107 of the JOBS Act also provides that an emerging growth company can take advantage of the extended transition period provided in Section 7(a)(2)(B) of the Securities Act of 1933, as amended (the “Securities Act”) for complying with new or revised accounting standards.  We are choosing to utilize the extended transition period for complying with new or revised accounting standards under Section 102(b)(2) of the JOBS Act.  This election allows our Company to delay the adoption of new or revised accounting standards that have different effective dates for public and private companies until those standards apply to private companies. As a result of this election, our financial statements may not be comparable to companies that comply with public company effective dates.

We could remain an emerging growth company for up to five years, or until the earliest of (i) the last day of the first fiscal year in which our annual gross revenues exceed $1 billion, (ii) the date that we become a “large accelerated filer” as defined in Rule 12b-2 under the Exchange Act, which would occur if the market value of our common stock that is held by non-affiliates exceeds $700 million as of the last business day of our most recently completed second fiscal quarter, or (iii) which issued more than $1 billion in non-convertible debt during the preceding three-year period.

(c)

Business of Issuer

As of August 31, 2013, the Company, based on proposed business activities, was a “blank check” company.  The U.S. Securities and Exchange Commission (the “SEC”) defines those companies as “any development stage company that is issuing a penny stock, within the meaning of Section 3 (a)(51) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and that has no specific business plan or purpose, or has indicated that its business plan is to merge with an unidentified company or companies.”  Under SEC Rule 12b-2 under the Exchange Act, the Company also qualified as a “shell company,” because it had no or nominal assets (other than cash) and no or nominal operations.  Many states have enacted statutes, rules and regulations limiting the sale of securities of “blank check” companies in their respective jurisdictions.

As a former “shell company”, the limitation on public resales of our issued, restricted securities by our shareholders includes a prohibition against the use of SEC Rule 144 until such time as the conditions set forth in Rule 144(i) are met.  Rule 144(i) provides that if the issuer of the securities previously had been a shell company but has ceased to be a shell company and is subject to the reporting requirements of section 13 or 15(d) of the Exchange Act; has filed all reports and other materials required to be filed by section 13 or 15(d) of the Exchange Act, as applicable, during the preceding 12 months (or for such shorter period that the issuer was required to file such reports and materials), other than Form 8-K reports; and has filed current “Form 10 information” with the Commission reflecting its status as an entity that is no longer a shell company, then those securities may be sold subject to the requirements of Rule 144 after one year has elapsed from the date that the issuer filed “Form 10 information” with the Commission.

The Company was organized as a vehicle to investigate and, if such investigation warrants, acquire a target company or business seeking the perceived advantages of being a publicly held corporation.  As of August 31, 2013, the Company had not entered into any definitive agreement with any party, nor had there been any specific discussions with any potential business combination candidate regarding business opportunities for the Company.  On January 22, 2014, the Company entered into the Share Exchange Agreements with the Shareholders of Eye On South Florida, Inc. Pursuant to the Exchange Agreement, the Shareholders agreed to exchange each of their shares of EOSF common stock for one (1) share of restricted common stock of the Company. The Shareholders collectively held a total of 24,725,000 Target Shares. The Shareholders are all friends, business associates or family members of our sole officer and director, Jack Namer.  Each Shareholder is a sophisticated investor and was a founding member or vendor of EOSF. A representative sample of the Exchange Agreement is attached hereto as an exhibit.  As of the consummation of the Exchange Agreements, EOSF became a wholly-owned subsidiary of the Company. Our principal business activities are now occurring through our operation of EOSF.

Consideration for the Exchange Agreement consisted of one share of restricted common stock of the Company for each Target Share tendered by the Shareholders in the exchange.  A total of 24,725,000 shares of restricted Company common stock were issued to forty-three (43) Shareholders for the Target Shares. The receipt of the Target Shares by the Company was determined by the Company Board of Directors to constitute adequate consideration for issuance of the Company common stock as a result of the value of the assets of EOSF. Prior to the execution of the Exchange Agreement there were three million (3,000,000) shares or our common stock issued and outstanding.  Upon completion of the transaction involving the Exchange Agreement, there were 27,725,000 shares of our common stock issued and outstanding. The acquisition was accounted for by the Company as a reverse merger wherein an operating, private company (Eye on South Florida, Inc.) was acquired by the Registrant, which was previously a “blank check company”.

At the time of execution of the Exchange Agreement, our sole officer and director, Jack Namer also served as an officer and director for EOSF.  Mr. Namer also was one of two majority shareholders who each held ten million (10,000,000) shares of the EOSF common stock prior to consummation of the Exchange Agreement. The other shareholder who also held ten million (10,000,000) shares of the EOSF common stock prior to consummation of the Exchange Agreement was Ms. Amy Nalewaik.  Mr. Namer determined on January 17, 2014 that it was in the best interest of the Company to acquire EOSF.  It was not Mr. Namer’s intent to acquire EOSF when the Company filed its Form 10 registration statement.  Mr. Namer is the sole officer and director for both EOSF and the Company.  Under such circumstances, Mr. Namer may be viewed as having a conflict of interest in connection with the transaction involving the Company’s acquisition of EOSF.  Notwithstanding the foregoing, Mr. Namer believes that the transaction was and remains fair to the shareholders of both companies.

Before consummation of the Exchange Agreement Mr. Namer and Ms. Nalewaik each held ten million (10,000,000) shares of EOSF common stock.  After consummation of the Exchange Agreement, Mr. Namer and Ms. Nalewaik each held zero  (-0-) shares of EOSF common stock. After consummation of the Exchange Agreement Mr. Namer held eleven million (11,000,000) shares of our common stock and Ms. Nalewaik held ten million (10,000,000) shares.  Prior to consummation of the Exchange Agreement, Mr. Namer and Ms. Nalewaik held one million (1,000,000) and zero (-0-) shares of our common stock, respectively.

Mr. Namer discussed potential business combinations with four different companies in late 2013. Mr. Namer decided to cause the Company to acquire EOSF because the business was more established than others he considered and because the shareholders are his friends and family and he wanted to provide them with potential liquidity for their securities holdings that otherwise was not available for a private company such as EOSF.  The decision to issue the preferred stock was simply for purposes of maintaining control for the immediate future and to provide potential value for the future in the event of any private sale of controlling interest of the Company.  Mr. Namer believes that the transaction is fair to shareholders of both companies because it will provide liquidity and an exit strategy for shareholders of EOSF and it brought an operating company into an entity that was previously a shell company with no operations.

Description of Business, Principal Products, Services

Eye On South Florida, Inc. was incorporated in the State of Florida on January 18, 2013. EOSF is actively engaged in the acquisition, development, production and distribution of television and multi-media programming content that is for the people and by the people, thus giving a voice back to communities with good news and entertainment that is conducive to society. Once EOSF “green lights” a production, the business aggressively produces, distributes, and markets the content to the general public in each target area, to deliver content to tens of millions of viewers through all communication mediums from our multi-tiered platforms, located in South Florida.

EOMN distributing its content through the available delivery companies listed below: These statistics are available on Wikipedia and Nielsen ratings.

a. COMCAST: the largest cable television company in the United States with over 22 million subscribers.

b. DIRECT TV, LLC: As of December 2012, DirecTV had 35.56 million subscribers.

c. DISH TV: As of October 2012, Dish TV had 13 million subscribers.

d. Roku network on March 5 2013, announced 5 million subscribers.

These distribution delivery companies do not include the international markets of China, South America and Africa, which we intend to target for additional distribution of our content.  As is customary in the industry, our content is sold through a media broker to the above networks.  Our independent media buyer/broker is IHN Media Services, LLC of San Antonio, Texas (the “Agency”).  We have no ownership interest in such company.

The agreement for services with IHN Media Services, LLC is verbal.  The material terms are that certain services in connection with Company's planning, preparing and placing of advertising for the Company as follows:

a.

Analyze present and potential television marketing and advertising opportunities; and

b.

Provide television advertising on all cable carries including, but not limited to, Time Warner, Comcast, Cox, Verizon FIOS, Bright House Cable, Sudden Link, Grande, WOW Cable) with such services to include all broadcast stations as well as all ad-supported cable networks and syndicated programming; and

c.

Provide all of its services at fair and competitive rates in markets both locally and nationally; and

d.

Negotiate for appropriate weekly/monthly media schedules at the lowest possible media costs for the Company’s advertising purposes; and.

e.

Provide Company with written schedules of all media time placements made for the Client indicating the national and local media that is selected, and the dates, days, times, and costs of that media. Company will be given the opportunity to approve all advertising schedules for placement by Agency; and

f.

Agency will provide the Company with weekly, monthly, or flight invoices for the gross amount of media time that is purchased for the Client’s advertising purposes; and

g.

Identify and procure clients for Company that seek advertising on its or other media networks and seek commercials that Company can produce for them for a fee.

The Company will pay the Agency for its services on a monthly basis. Amounts paid for the Agency’s services will vary from region to region where the Company’s content is distributed.

The Company subsidiary, Eye On South Florida, Inc. is a fully operational television network appearing over the air on Channel 16 Florida.  EOSF was operating in the television network business as an unincorporated entity for several months before its incorporation with the Florida Division of Corporations in January 2013.  We also distribute streaming content on the internet through our website www.channel16live.com.  For example, over the weekend of April 26-27, 2014, we are covering the La Martina Miami Beach Polo World Cup.  There are seven different advertisers for this event that are paying us for publication of their advertisements.  For a thorough listing of the types of television content we produce visit our website at www.eyeonsouthflorida.com.  Selected examples of the types of products and services we provide include:

•

Creation of television news and event coverage content for several charities including non-profit Children’s Diagnostic & Treatment Center in Ft. Lauderdale, Florida, non-profit Go Riverwalk Fort Lauderdale, non-profit Guardian Behavioral Health Foundation in Ft. Lauderdale, Florida, non-profit Seafarer’s House in Ft. Lauderdale, Florida and, non-profit Unicorn Children’s Foundation in Boca Raton, Florida; and

•

Event coverage of various artistic and entertainment events including the Palm Beach International Film Festival 2014, the Miami International Film Festival 2014, The Sundance Film Festival 2014 in Park City, Utah and Ban Cancer Concert 2014 hosted by the Richard J. Fox Foundation, the Delray Beach Garlic Festival, the 3rd Annual Stone Crab & Seafood Festival-Ft. Lauderdale and, the 26th Annual Las Olas Art Fair – Ft. Lauderdale, and the John Offerdahl Gridiron Grill-Off 2013; and

•

Creation of documentary series including “Cooking With Fire” (about firefighter cooking contest), series on human trafficking with involvement of the Wasie Foundation of Ft. Lauderdale, and a documentary series regarding Wayne and Marti Huizenga; and

•

Creation of commercials for various types of businesses including, for example, attorneys, doctors, dermatologists and motor vehicle dealerships.

EOSF is generating revenue from banner advertisements on our website (www.eyeonsouthflorida.com), commercial productions, event planners, corporate videos, infomercials, public announcements, pay-per-view live broadcasted transmissions and advertisers, desiring to promote their productions, events and brands alongside the various distribution mediums, whereby content is being aired and/or shared via any and all mediums that the network controls. In addition, the Company is generating revenue from other production companies and/or television networks that request on-site filming and/or our original feeds with the use of our communication technology and equipment. Among these types of programming is “feel good” programming and transmission that we produce and other stations want, due to the type of news and entertainment in the community that we promote.  Eye On South Florida has been assisting and providing valuable airtime pro-bono to non-profit organizations with sponsored ads, in order to promote their fund raising events for important causes in the community.  Some of our clients currently include Hard Rock Hotel & Casino, AutoNation, Florida Metro Rail, Fort Lauderdale Chamber of Commerce, Shino Bay Dermatology, DelVecchio Pizza and Universal Insurance.

The EOSF Network is producing and distributing original news as it unfolds, along with live and live on tape entertainment programming specials and content that delivers what main stream does not, to include informative educational programming for people of all ages in the community, by way of all its vertically integrated communication mediums. Other sources of revenue such as branded merchandising and/or licensing fees derived from sharing original programming content with other affiliate TV and Satellite stations are being considered.

EOSF distribution platforms include conventional network television, over the air digital, cable television, as well as satellites. Our technology of simulcasting, delivers content to all mediums, e.g.: web, mobile phones, tablets and any smart device with 4G or wireless connectivity, thus providing a wide array of original content programming, news, marketing merchandising, advertising and distribution.

Each EOSF medium has its own advertising rates and revenue models, depending on the production clients’ and advertisers’ preferred demographics and target markets. In addition, EOSF will seek to receive licensure fees from the use of any technology that is sub-contracted under a co-production agreement, coupled with ongoing royalties from original programming and merchandising that the network negotiates and sells via any and all mediums that the network controls. Pay-Per-View, live streaming productions are another source of revenue for EOSF and each transmission, utilizing all of our tools and solutions that will be marketed and promoted for optimum results.

The EOSF television and multi-media content development and production slate will be financed by the revenues derived from its own media content, commercial production services, advertiser’s revenues, licensing fees and distribution capabilities. Additional revenue will be derived through selling programming and developing quality productions whether originally produced, or co-produced with other producers and clients interested in producing their own content for distribution in any of the EOSF Television & Multi-Media mediums that the Network controls.

The business is developing programming which we believe will provide all of the necessary capital for the development of our projects. Upon receiving the necessary capital, the business will be able to operate at the current demand level as well as continue to produce programming, according to comprehensive budgets and be able to solicit advertisers to participate in versatile mediums in return for multiple revenue streams.  Each production, whether consisting of commercials or programming of any kind, is subject to a separate financial budget. Each production leverages this business value and generate more capital for ongoing operations of the Company.

Distribution Methods Of The Products and Services

We are currently distributing our products and services via television in our local DMA as well as internet and various other delivery mechanisms and portals.  “DMA” means “Designated Market Areas” as per the Nielsen ratings. As of January 1, 2014 and used throughout the 2013-2014 television season below are the rankings.

Below is the Rank Designated Market Area (“DMA”) TV Homes (100% of U.S.) representing the top 18 DMA’s.

Household’s

% of US

1  New York

7,461,030

6.442

2  Los Angeles

5,665,780

4.892

3  Chicago

3,534,080

3.052

4  Philadelphia

2,963,500

2.559

5  Dallas-Ft. Worth

2,655,290

2.293

6  San Francisco-Oak-San Jose

2,518,900

2.175

7  Boston (Manchester)

2,433,040

2.101

8 Washington, DC (Hagrstwn)

2,412,250

2.083

9  Atlanta

2,375,050

2.051

10  Houston

2,289,360

1.977

11  Detroit

1,856,400

1.603

12  Phoenix (Prescott)

1,855,310

1.602

13  Seattle-Tacoma

1,847,780

1.596

14  Tampa-St. Pete (Sarasota)

1,827,510

1.578

15  Minneapolis-St. Paul

1,748,070

1.509

16  Miami-Ft. Lauderdale

1,663,290

1.436

17  Denver

1,574,610

1.360

18  Orlando-Daytona Bch-Melb

1,490,380

1.287

We currently distribute our media content in the Miami-Ft. Lauderdale DMA.  The viewing area of Channel 16 extends from Vero Beach, Florida through West Palm Beach, Fort Lauderdale, Miami to Key West and west Martin County Florida which comprises approximately 2,800,000 households.

Competitive Business Conditions And The Smaller Reporting Company’s Competitive Position In The Industry And Methods Of Competition

We believe that our competitors usually give people in the communities programming which is of negative impact and which does not engage them. Few channels cover the positive things that the community is doing to help the less fortunate, or even to help themselves. Cable Networks specialize in specific genres and usually have great overheads and liabilities to contend with, in order to fulfill their programming agendas, while meeting the demands of advertisers. Additionally, most of the current news media networks show bias for one side or the other, whether it is the liberal point of view or the conservative point of view. Our goal is to serve all sides of the equation with equal opportunity news and entertainment programming for all opinions and voices in each community that we reach.

EOSF covers and promotes up-lifting and empowering content, as well as promotion of proactive safety matters and public announcements. In each market, there are different needs in the community and the people and their issues have a right to be heard! The essence of EOSF Network is to bring people together that is by them and for them.

The use of software technology provides EOSF many solutions when it comes to attracting viewers to watch our TV stations, live streaming programming, smart device promotions and/or to engage in its website portals that promote their EYE On Network content. For example www.eyeonsouthflorida.com delivers simultaneous live streaming in between live events and makes it possible for vast amounts of traffic to be generated, long after the events are archived on the websites.

EOSF is currently positioned in South Florida as a leader in its genre, as we continue to be the voice of the people, giving them back what they want and need in their communities. The EYE On brand will continue to offer non-profit organizations and their sponsored advertisers a medium from which to promote their production events. Sponsored brands can broaden their audience, especially during live streaming events, which are open to hundreds of millions of viewers from the World Wide Web. News like this does not get around to mainstream media, but at EOSF it does matter and it will always matter because it is what we do! We have no direct competition with the type of alternative programming we produce, benefiting the community and non-profit organizations. As a matter of fact, other main stream media networks have solicited us to re-broadcast our content on their networks, because they now started to see the importance of what we are doing and more important how the community has reacted!

Our strategy is to be a resource for other media networks to continue to approach our organization, as a source of content for their programming. We will accomplish this by making sure that we are on the cutting edge of communication, community news and entertainment and new technology. Our platform is designed to give the advertisers multiple ways and methods to broadcast their commercial messages and promote their brands to a wide audience with ease and efficiency, which translates into a time saving and more cost efficient method of producing and distributing commercial advertising and content to all the targeted people, places and even things, which will equate to a better ROI.

Patents, Trademarks, Licenses, Franchises, Concessions, Royalty Agreements Or Labor Contracts, Including Duration

As EOSF develops its programming property portfolio, management fully intends to license and develop strategic relationships with affiliate networks and or satellite cable networks that desire to participate in licensing EOSF’s slate of original programming. If our marketing campaigns are successful, we will be able to offer licensing of our trademarked and copyright protected proprietary works, to include new and innovative communication platforms designed to distribute content by way of versatile and vertically integrated mediums as described herein as a part of this business plan to other Networks and communication and technology service providers worldwide. Said proprietary works will be made available to other businesses and as such the fees and licensing percentages will greatly increase our profitability.

Number Of Total Employees And Number Of Full-Time Employees

At this time, the Company has five part-time contracted employees.

Risk Factors.

Because we are a Smaller Reporting Company, we are not required to provide the information required by this item.

Financial Information

Management’s Discussion And Analysis Of Financial Condition And Results Of Operations

The information below relates to the operations of Eye On South Florida, Inc., our wholly-owned subsidiary.

Results of Operations for three months ended November 30, 2013

Revenues

Total Revenue.  Total revenues for the three months ended November 30, 2013 were $16,150.

EOSF is generating revenue from banner advertisements on our website (www.eyeonsoutflorida.com), commercial productions, event planners, corporate videos, infomercials, public announcements, pay-per-view live broadcasted transmissions and advertisers, desiring to promote their productions, events and brands alongside the various distribution mediums, whereby content is being aired and/or shared via any and all mediums that the network controls. In addition, the Company is generating revenue from other production companies and/or television networks that request on-site filming and/or our original feeds with the use of our communication technology and equipment. As is customary in the industry, our content is sold through a media broker to networks.  Our independent media buyer/broker is IHN Media Services, LLC of San Antonio, Texas.  Among these types of programming is “feel good” programming and transmission that we produce and other stations want, due to the type of news and entertainment in the community that we promote.  Eye On South Florida has been assisting and providing valuable airtime pro-bono to non-profit organizations with sponsored ads, in order to promote their fund raising events for important causes in the community.  Some of our clients currently include Hard Rock Hotel & Casino, AutoNation, Florida Metro Rail, Fort Lauderdale Chamber of Commerce, Shino Bay Dermatology, DelVecchio Pizza and Universal Insurance.  We generate 50% of our revenue in production, 30% from banner advertising and 20% from distribution through other outlets, e.g.: COMCAST.

Expenses

Total Expenses.  Total expenses for the three months ended November 30, 2013 were $86,985.  Total expenses consisted of professional fees of $11,051, contract labor of $13,479, general and administrative expenses of $9,142 and depreciation of $53,313.  Total expenses were the result of operations.

Financial Condition

Total Assets.  Total assets at November 30, 2013 were $1,936,889.  Total assets consist of cash of $37,643, accounts receivable of $6,400, notes receivable of $1,000, prepaid expenses of $3,830 and property and equipment of $1,888,016.

Total Liabilities.  Total liabilities at November 30, 2013 were $3,067.  Total liabilities consist of accrued expenses of $3,067.

Liquidity and Capital Resources

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern which contemplates, among other things, the realization of assets and satisfaction of liabilities in the ordinary course of business.

The Company sustained a loss for the three months ended November 30, 2013 of $70,835.  The Company has an accumulated loss of $245,613 from January 18, 2013 (date of inception) through November 30, 2013.  Because of the absence of positive cash flows from operations, the Company will require additional funding for continuing the development and marketing of products. These factors raise substantial doubt about the Company’s ability to continue as a going concern. The accompanying financial statements do not include any adjustments that might result from the outcome of this uncertainty.

We are presently able to meet our obligations as they come due.  At November 30, 2013 we had working capital of $45,806.  Our working capital is due to the results of operations.

Net cash used in operating activities for the three months ended November 30, 2013 was ($11,272).  Net cash used in operating activities includes our net loss, accounts payable, prepaid expense, accrued expenses and current liabilities.

Net cash used in investing activities for the three months ended November 30, 2013 was ($530).

Net cash provided by financing activities for the three months ended November 30, 2013 was $0.

We anticipate that our future liquidity requirements will arise from the need to fund our growth from operations, pay current obligations and future capital expenditures. The primary sources of funding for such requirements are expected to be cash generated from operations and raising additional funds from the private sources and/or debt financing.  However, we can provide no assurances that we will be able to generate sufficient cash flow from operations and/or obtain additional financing on terms satisfactory to us, if at all, to remain a going concern. Our continuation as a going concern is dependent upon our ability to generate sufficient cash flow to meet our obligations on a timely basis and ultimately to attain profitability.  Our Plan of Operation for the next twelve months includes raising capital to continue to expand our operations. Although we are not presently engaged in any capital raising activities, we anticipate that we may engage in one or more private offering of our company’s securities in the very near future.  We would most likely rely upon the transaction exemptions from registration provided by Regulation D, Rule 506 or conduct another private offering under Section 4(2) of the Securities Act of 1933.  See “Note 2 – Going Concern” in our financial statements for additional information as to the possibility that we may not be able to continue as a “going concern.”  Our director/CEO has verbally agreed to continue to fund our operations as needed over the next 12 months until cash flows are sufficient to sustain operations.  Pursuant to the agreement our CEO has agreed to only the return of his capital with no interest or other consideration. In the event we require additional funding in the form of loans from our CEO, we do not know whether we will issue stock for the loans or whether we will merely prepare and sign promissory notes.

We have no known demands or commitments and are not aware of any events or uncertainties that will result in or that are reasonably likely to materially increase or decrease our current liquidity.

We are not aware of any trends or known demands, commitments, events or uncertainties that will result in or that are reasonably likely to result in material increases or decreases in liquidity.

Results of Operations for the period January 18, 2013 (date of inception) through August 31, 2013.

The Company was organized as of January 18, 2013.  Due to the limited operations and the date of inception of January 18, 2013, the results of operations for the year ended August 31, 2013 are not comparable to a prior period.

Revenues.

Total Revenue.  Total revenues for the period January 18, 2013 (date of inception) through August 31, 2013 were $25,317.

Operating Expenses.

Total Operating Expenses.  Total operating expenses for the period January 22, 2013 (date of inception) through August 31, 2013 were $200,095.  Total operating expenses consisted of contract labor of $39,242, professional fees of $27,286, general and administrative expenses of $7,531 and depreciation of $126,036.

Financial Condition.

Total Assets.  Total assets at August 31, 2013 were $1,971,104.  Total assets consist of cash and cash equivalents in the amount of $49,445, accounts receivable of $4,600, notes receivable of $1,000 and prepaid expenses of $9,581.

Total Liabilities.  Total liabilities at August 31, 2013 were $767.  Total liabilities consist of accrued expenses of $767.

Liquidity and Capital Resources.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern which contemplates, among other things, the realization of assets and satisfaction of liabilities in the ordinary course of business.

The Company sustained a loss of ($174,778) for the year ended August 31, 2013.    Because of the absence of positive cash flows from operations, the Company will require additional funding for continuing the development and marketing of products. These factors raise substantial doubt about the Company’s ability to continue as a going concern. The accompanying financial statements do not include any adjustments that might result from the outcome of this uncertainty.

We are presently able to meet our obligations as they come due.  At August 31, 2013 we had working capital of $63,859.  Our working capital is from the results of operations.

Net cash used in operating activities for the period January 18, 2013 (date of inception) through August 31, 2013 was ($35,156).    Net cash used in operating activities includes our net loss, accounts receivable, prepaid expenses and other current assets as well as accrued expenses and current liabilities.

Net cash provided by financing activities for the period January 18, 2013 (date of inception) through August 31, 2013 was $84,600.  Net cash provided by financing activities includes the proceeds from stock sales of $70,000 and a capital contribution of $14,600.

Capital Resources.

We had no material commitments for capital expenditures as of August 13, 2013.

Off-Balance Sheet Arrangements

We have made no off-balance sheet arrangements that have or are reasonably likely to have a current or future effect on our financial condition, changes in financial condition, revenues or expenses, results of operations, liquidity, capital expenditures or capital resources that is material to investors.

Subsequent Events.

On January 22, 2014, the Company (Eye On Media Network, Inc.) entered into Share Exchange Agreements with the Shareholders of Eye On South Florida, Inc.  Pursuant to the Exchange Agreement, the Shareholders agreed to exchange each of their shares of EOSF common stock (the “Target Shares”) for one (1) share of restricted common stock of the Company.  The Shareholders collectively held a total of 24,725,000 Target Shares. The Shareholders are all friends, business associates or family members of our sole officer and director, Jack Namer.  Each Shareholder is a sophisticated investor and was a founding member or vendor of EOSF. A representative sample of the Exchange Agreement is attached hereto as an exhibit.

Consideration for the Exchange Agreement consisted of one share of restricted common stock of the Company for each Target Share tendered by the Shareholders in the exchange.  A total of 24,725,000 shares of restricted Company common stock were issued to forty-three (43) Shareholders for the Target Shares. The receipt of the Target Shares was determined by the Company Board of Directors to constitute adequate consideration for issuance of the Company common stock as a result of the value of the assets of EOSF. Prior to the execution of the Exchange Agreement there were three million (3,000,000) shares of our common stock issued and outstanding.  Upon completion of the transaction involving the Exchange Agreement, there were 27,725,000 shares of our common stock issued and outstanding.

The aforementioned shares were issued pursuant to an exemption from registration at Section 4(2) of the Securities Act of 1933.  These shares of our common stock qualified for exemption under Section 4(2) of the Securities Act of 1933 since the issuance of shares by us did not involve a public offering.  The offering was not a “public offering” as defined in Section 4(2) due to the insubstantial number of persons involved in the deal, size of the offering, manner of the offering and number of shares offered.  We did not undertake an offering in which we sold a high number of shares to a high number of investors.  In addition, these shareholders had necessary investment intent as required by Section 4(2) since they agreed to receive shares certificates bearing a legend stating that such shares are restricted pursuant to Rule 144 of the 1933 Act.  This restriction ensures that these shares would not be immediately redistributed into the market and therefore not be part of a “public offering.”  Based on an analysis of the above factors, we believe we have met the requirements to qualify for exemption under section 4(2) of the Securities Act of 1933 for this transaction.

Properties.

We neither rent nor own any properties. We utilize the office space and equipment of our management at no cost. Management estimates such amounts to be immaterial. We currently have no policy with respect to investments or interests in real estate, real estate mortgages or securities of, or interests in, persons primarily engaged in real estate activities.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth, as of January 22, 2014, the number of shares of our capital stock owned of record and beneficially by our executive officers, directors and persons who beneficially own more than 5% of the outstanding shares of our common stock and preferred stock.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage of Class	Total Votes
Common Stock
Jack Namer (1) 1500 NW 65th Ave. Plantation, FL 33313	511,000,000 (2)	96.83% (3)	511,000,000 (4)
Amy Nalewaik 1500 NW 65th Ave. Plantation, FL 33313	10,000,000	1.89% (5)	10,000,000
Preferred Stock (6)
Jack Namer 1500 NW 65th Ave. Plantation, FL 33313	50,000,000	100%	500,000,000 (7)

(1)

Jack Namer is our Chief Executive Officer and the sole director for our Company.

(2)

This figure represents the number of shares of common stock beneficially owned assuming that Mr. Namer would have converted all of his Series A Convertible Preferred Stock at the rate of 10 common shares for each share of his preferred stock.

(3)

This figure represents the percentage of shares of common stock beneficially owned assuming that Mr. Namer would have converted all of his Series A Convertible Preferred Stock at the rate of 10 common shares for each share of his preferred stock.

(4)

This figure represents the number of shares of common stock that Mr. Namer could vote in the event that he would have converted all of his Series A Convertible Preferred Stock at the rate of 10 common shares for each share of his preferred stock.  Notwithstanding any potential conversion of the preferred stock to common stock, Mr. Namer may exercise 10 votes per share of the Series A Convertible Preferred Stock in any matter that is put to the shareholders of the Company for a vote.

(5)

This figure represents the percentage of shares of common stock beneficially owned by Amy Nalewaik assuming that Mr. Namer would have converted all of his Series A Convertible Preferred Stock at the rate of 10 common shares for each share of his preferred stock.

(6)

The only class of preferred stock issued and outstanding is the Series A Convertible Preferred Stock.  The Series A preferred stock has 10 votes per share and is convertible into 10 shares of our common stock at the election of the shareholder.

(7)

This figure represents the number of votes per share of the preferred stock that Mr. Namer possesses and could vote in the event that he has not converted any of his Series A Convertible Preferred Stock.

Directors and Executive Officers.

Identification of Directors and Executive Officers.

Our officers and directions and additional information concerning them are as follows:

Name	Age	Position
Jack Namer (1)	63	President, Chief Executive Officer, Treasurer, Secretary, Principal Executive Officer and Principal Accounting Officer, Director (1)

(1) Jack Namer will serve as a director until the next annual shareholder meeting.

Jack Namer, President, Chief Executive Officer, Treasurer, Secretary, Principal Executive Officer, Principal Accounting Officer and Director.

From 2011 through the present, Mr. Jack Namer has been the Chief Executive Officer for Eye On South Florida.com, which was incorporated as Eye On South Florida, Inc. in January 2013. Mr. Namer has been responsible for the development from inception of a concept for the real-time broadcast quality delivery via the Internet and all existing smart devices. He also has been engaged in arranging and delivering low-power television transmission of current events for non-profit entities and organizations. These events include black-tie fundraising events, press conferences and the like.  Mr. Namer intends to use his past experience in the television marketplace for developing content on a national basis for all affinity groups to facilitate delivery of their respective messages.

From 2006 through 2011, Mr. Namer was employed as the Chief Executive Officer for BlackBook2.com, LLC in Fort Lauderdale Florida.  Mr. Namer developed and implemented the Internet portal for BlackBook2.com.  His responsibilities with the company included portal development and pricing; development of website coding and e-commerce techniques; negotiating contracts with advertisers; negotiating strategic contracts with various high-profile Internet search engines to drive viewers to the company portal; and negotiating stock-purchase acquisitions of various telecommunications companies. Mr. Namer sold the controlling interest of BlackBook2.com, Inc. to a public company in May 2011.

Throughout Mr. Namer’s business career, he has been substantially involved in mergers and acquisitions involving various companies with which he has been associated.  As a result of this vast business experience spanning in excess of 25 years, we believe that Mr. Namer is very well suited to serve as a director and executive officer for our Company.

Significant Employees.  None.

Family Relationships.  None.

Involvement in Certain Legal Proceedings. There have been no events under any bankruptcy act, no criminal proceedings and no judgments, injunctions, orders of decrees material to the evaluation of the ability and integrity of any director, executive officer, promoter or control person of Registrant during the past ten years.

The Board of Directors acts as the Audit Committee, and the Board has no separates committees.  The Company has no qualified financial expert at this time because it has not been able to hire a qualified candidate. Further, the Company believes that it has inadequate financial resources at this time to hire such expert.  The Company intends to continue to search for a qualified individual for hire.

Executive Compensation

The following table sets forth information concerning the annual and long-term compensation of our Chief Executive Officer, and the executive officers who served at the end of the period April 30, 2013, for services rendered in all capacities to us.  The listed individuals shall hereinafter be referred to as the “Named Executive Officers.”  Currently, we have no employment agreements with any of our Directors or Officers.  All of our directors are unpaid.  Compensation for the future will be determined when and if additional funding is obtained.

Summary Compensation Table - Officers

(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
		Salary	Bonus	Stock Awards	Option Awards	Non-equity Incentive plan Compensation	Change in Pension Value And Nonqualified Deferred compensation earnings	All other Compensation	Total
Name and principal position (1)	Year	($)	($)	($)	($)	($)	($)	($)	($)
Jack Namer, President, CEO	2013	-0-	-0-	-0-	-0-	-0-	-0-	-0-	-0-

Director Compensation

(a)	(b)	(c)	(d)	(e)	(f)	(g)(2)	(h)
	Fees Earned or Paid in Cash	Stock Awards	Option Award(s)	Non-Equity Incentive Plan Compensation	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation	Total
Name and principal position (1)	($)	($)	($)	($)	($)	($)	($)
Jack Namer, President, CEO	-0-	-0-	-0-	-0-	-0-	-0-	-0-

The Company’s sole officer and director did not receive any cash or non-cash remuneration from inception through year end 2013.  No remuneration of any nature has been paid for on account of services rendered by a director in such capacity.

No retirement, pension, profit sharing, stock option or insurance programs or other similar programs have been adopted by the Company for the benefit of its employees.

There are no understandings or agreements regarding compensation our management will receive after a business combination that is required to be included in this table, or otherwise.

Compensation Committee Interlocks and Insider Participation

Currently, our Board of Directors consists of Mr. Jack Namer. We are not actively seeking additional board members at this time.  At present, the Board of Directors has not established any committees.

Certain Relationships and Related Transactions, and Director Independence

We utilize the office space and equipment of our management at no cost.

On August 7, 2013, 1,000,000 shares were issued to Jack Namer, our sole officer and director.

The main shareholder (our sole officer and director) has advanced funds ($3,000) for prepaid accounting and legal fees.  These amounts are recorded as shareholder loans.  There are no terms or interest on these short-term advances.

On January 10, 2014, 50 million shares of our Series A Convertible Preferred Stock were issued to Jack Namer, our sole officer and director. The shares were issued for services to be performed by Mr. Namer. Each share of the Series A Convertible Preferred Stock has 10 votes and is convertible into 10 shares of our common stock.

On January 22, 2014, 10 million shares of our common stock were issued to Mr. Namer in connection with the Share Exchange Agreement and the acquisition of EOSF by the Company.

Except as set forth above, there have been no related party transactions, or any other transactions or relationships required to be disclosed.

We have not:

•

Established our own definition for determining whether our director or nominees for directors are “independent” nor has it adopted any other standard of independence employed by any national securities exchange or inter-dealer quotation system, though our current director would not be deemed to be “independent” under any applicable definition given that he is an officer of the company; nor,

•

Established any committees of the Board of Directors.

Given the nature of our company, its limited shareholder base and the current composition of management, the Board of Directors does not believe that we require any corporate governance committees at this time.

Legal Proceedings

Presently, there are not any material, pending legal proceedings to which the Company is a party or as to which any of its property is subject, and no such proceedings are known to the Company to be threatened or contemplated against it.

Market Price and Dividends on the Registrant’s Common Equity and Related Stockholder Matters

(a)  Market information

Our Common Stock is not listed or trading on any stock exchange.

(b) Holders

As of January 22, 2014, there are forty-three (43) holders of an aggregate of 27,725,000 shares of our Common Stock issued and outstanding.  As of January 22, 2014, there was one holder of 50 million shares of our Series A Convertible Preferred Stock.

(c)

Dividends.

We have not paid any cash dividends to date and do not anticipate or contemplate paying dividends in the foreseeable future. It is the present intention of management to utilize all available funds for the development of the Company’s business.

Recent Sale of Unregistered Securities

On August 7, 2013, 1,000,000 shares each were issued to Jack Namer, James Fish and Newton Berwig for cash consideration of $1,000.00 each for an aggregate amount of $3,000.00.  Such shares were issued pursuant to an exemption from registration in Section 4(2) of the Securities Act of 1933.  These shares of our common stock qualified for exemption under Section 4(2) of the Securities Act of 1933 since the issuance of shares by us did not involve a public offering.  The offering was not a “public offering” as defined in Section 4(2) due to the insubstantial number of persons involved in the deal, size of the offering, manner of the offering and number of shares offered.  We did not undertake an offering in which we sold a high number of shares to a high number of investors.  In addition, these shareholders had necessary investment intent as required by Section 4(2) since they agreed to and received share certificates bearing a legend stating that such shares are restricted pursuant to Rule 144 of the 1933 Act.  This restriction ensures that these shares would not be immediately redistributed into the market and therefore not be part of a “public offering.”  Based on an analysis of the above factors, we have met the requirements to qualify for exemption under section 4(2) of the Securities Act of 1933 for this transaction.

On January 10, 2014, the Company issued 50,000,000 shares of our Series A Convertible Preferred Stock to Jack Namer, our sole officer and director.  The Series A preferred stock has 10 votes per share and each share is convertible into 10 shares of our common stock. The shares of our Series A preferred stock were issued in exchange for services to be rendered by Mr. Namer in the present and next fiscal quarter.  The Company inadvertently omitted to file a Form 8-K regarding the issuance of the Series A preferred shares.  A separate Form 8-K is being filed by the Company to address the disclosures required by sections 3.02, 3.03 and 5.03 of Form 8-K.  The aforementioned shares were issued pursuant to an exemption from registration at Section 4(2) of the Securities Act of 1933.  These shares of our Series A preferred stock qualified for exemption under Section 4(2) of the Securities Act of 1933 since the issuance of shares by us did not involve a public offering.  The offering was not a “public offering” as defined in Section 4(2) due to the insubstantial number of persons involved in the deal, size of the offering, manner of the offering and number of shares offered.  We did not undertake an offering in which we sold a high number of shares to a high number of investors.  In addition, this shareholder had necessary investment intent as required by Section 4(2) since he agreed to receive shares certificates bearing a legend stating that such shares are restricted pursuant to Rule 144 of the 1933 Act.  This restriction ensures that these shares would not be immediately redistributed into the market and therefore not be part of a “public offering.”  Based on an analysis of the above factors, we believe we have met the requirements to qualify for exemption under section 4(2) of the Securities Act of 1933 for this transaction.

On January 22, 2014, the Company entered into Share Exchange Agreements with the Shareholders of Eye On South Florida, Inc. Pursuant to the Exchange Agreement, the Shareholders agreed to exchange each of their shares of EOSF common stock (the “Target Shares”) for one (1) share of restricted common stock of the Company.  The Shareholders collectively held a total of 24,725,000 Target Shares. The Shareholders are all friends, business associates or family members of our sole officer and director, Jack Namer.  Each Shareholder is a sophisticated investor and was a founding member or vendor of EOSF. A representative sample of the Exchange Agreement is attached hereto as an exhibit.

Consideration for the Exchange Agreement consisted of one share of restricted common stock of the Company for each Target Share tendered by the Shareholders in the exchange.  A total of 24,725,000 shares of restricted Company common stock were issued to forty-three (43) Shareholders for the Target Shares. The receipt of the Target Shares was determined by the Company Board of Directors to constitute adequate consideration for issuance of the Company common stock as a result of the value of the assets of EOSF. Prior to the execution of the Exchange Agreement there were three million (3,000,000) shares of our common stock issued and outstanding.  Upon completion of the transaction involving the Exchange Agreement, there were 27,725,000 shares of our common stock issued and outstanding.

The aforementioned shares were issued pursuant to an exemption from registration at Section 4(2) of the Securities Act of 1933.  These shares of our common stock qualified for exemption under Section 4(2) of the Securities Act of 1933 since the issuance of shares by us did not involve a public offering.  The offering was not a “public offering” as defined in Section 4(2) due to the insubstantial number of persons involved in the deal, size of the offering, manner of the offering and number of shares offered.  We did not undertake an offering in which we sold a high number of shares to a high number of investors.  In addition, these shareholders had necessary investment intent as required by Section 4(2) since they agreed to receive shares certificates bearing a legend stating that such shares are restricted pursuant to Rule 144 of the 1933 Act.  This restriction ensures that these shares would not be immediately redistributed into the market and therefore not be part of a “public offering.”  Based on an analysis of the above factors, we believe we have met the requirements to qualify for exemption under section 4(2) of the Securities Act of 1933 for this transaction.

Description of Registrant’s Securities to be Registered

(a)  Common and Preferred Stock.

We are authorized by our Certificate of Incorporation to issue an aggregate of 1,650,000,000 shares of capital stock, of which 900,000,000 are shares of common stock, par value $0.001 per share (the “Common Stock”) and 750,000,000 are shares of preferred stock, par value $0.001 per share (the “Preferred Stock”).  As of January 22, 2014, 27,725,000 shares of Common Stock and 50,000,000 shares of Preferred Stock were issued and outstanding.

Common Stock

All outstanding shares of Common Stock are of the same class and have equal rights and attributes. The holders of Common Stock are entitled to one vote per share on all matters submitted to a vote of stockholders of the Company.  All stockholders are entitled to share equally dividends, if any, as may be declared from time to time by the Board of Directors out of funds legally available.  In the event of liquidation, the holders of Common Stock are entitled to share ratably in all assets remaining after payment of all liabilities.  The stockholders do not have cumulative or preemptive rights.

Preferred Stock

Our Certificate of Incorporation authorizes the issuances of up to 750,000,000 shares of Preferred Stock with designations, rights and preferences determined from time to time by its Board of Directors. Accordingly, our Board of Directors is empowered, without stockholder approval, to issue Preferred Stock with dividend, liquidation, conversion, voting, or other rights which could adversely affect the voting power or other rights of the holders of the Common Stock.  In the event of issuance, the Preferred Stock could be utilized, under certain circumstances, as a method of discouraging, delaying or preventing a change in control of the Company. On January 10, 2014, our Board of Directors executed resolutions to create a class of preferred stock known as Series A Convertible Preferred Stock. The Series A preferred stock has 10 votes per share and is convertible into 10 shares of our common stock.  On January 10, 2014, the Company issued 50 million shares of the Series A preferred stock to Jack Namer, our sole officer and director. The shares of our Series A preferred stock were issued in exchange for services to be rendered by Mr. Namer in the present and next fiscal quarter. As of January 22, 2014, 50,000,000 shares of Preferred Stock were issued and outstanding.

(b) Debt Securities.

None.

(c) Other Securities To Be Registered.

None.

Indemnification of Directors and Officers

Our sole director and officer is indemnified as provided by the Florida corporate law and our Bylaws.  We have agreed to indemnify all of our directors and certain officers against certain liabilities, including liabilities under the Securities Act of 1933.  Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to our directors, officers and controlling persons pursuant to the provisions described above, or otherwise, we have been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than our payment of expenses incurred or paid by our director, officer or controlling person in connection with the securities being registered, we will, unless in the opinion of our counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the adjudication of such issue.

We have been advised that in the opinion of the Securities Exchange Commission indemnification for liabilities arising under the Securities Act against public policy as expressed in the Securities Act, and is, therefore, unenforceable.   In the event that a claim for indemnification against such liabilities is asserted by one of our directors, officers, or controlling persons in connection with the securities being registered, we will, unless in the opinion of our legal counsel the matter has been settled by controlling precedent, submit question of whether such indemnification is against public policy to a court of appropriate jurisdiction.  We will then be governed by the court’s decision.

Financial Statements and Supplementary Data

Pro-forma financial statements are included herewith as Exhibit 99.

Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

We have not had any disagreements on accounting and financial disclosure with our accounting firm since our inception in August 2013.

Section 3 – Securities and Trading Markets

Item 3.02 Unregistered Sales of Equity Securities.

On August 7, 2013, 1,000,000 shares each were issued to Jack Namer, James Fish and Newton Berwig for cash consideration of $1,000.00 each for an aggregate amount of $3,000.00.  Such shares were issued pursuant to an exemption from registration in Section 4(2) of the Securities Act of 1933.  These shares of our common stock qualified for exemption under

Section 4(2) of the Securities Act of 1933 since the issuance of shares by us did not involve a public offering.  The offering was not a “public offering” as defined in Section 4(2) due to the insubstantial number of persons involved in the deal, size of the offering, manner of the offering and number of shares offered.  We did not undertake an offering in which we sold a high number of shares to a high number of investors.  In addition, these shareholders had necessary investment intent as required by Section 4(2) since they agreed to and received share certificates bearing a legend stating that such shares are restricted pursuant to Rule 144 of the 1933 Act.  This restriction ensures that these shares would not be immediately redistributed into the market and therefore not be part of a “public offering.”  Based on an analysis of the above factors, we have met the requirements to qualify for exemption under section 4(2) of the Securities Act of 1933 for this transaction.

On January 10, 2014, the Company issued 50,000,000 shares of our Series A Convertible Preferred Stock to Jack Namer, our sole officer and director.  The Series A preferred stock has 10 votes per share and each share is convertible into 10 shares of our common stock. The shares of our Series A preferred stock were issued in exchange for services to be rendered by Mr. Namer in the present and next fiscal quarter.  The Company inadvertently omitted to file a Form 8-K regarding the issuance of the Series A preferred shares.  A separate Form 8-K is being filed by the Company to address the disclosures required by sections 3.02, 3.03 and 5.03 of Form 8-K. The aforementioned shares were issued pursuant to an exemption from registration at Section 4(2) of the Securities Act of 1933.  These shares of our Series A preferred stock qualified for exemption under Section 4(2) of the Securities Act of 1933 since the issuance of shares by us did not involve a public offering.  The offering was not a “public offering” as defined in Section 4(2) due to the insubstantial number of persons involved in the deal, size of the offering, manner of the offering and number of shares offered.  We did not undertake an offering in which we sold a high number of shares to a high number of investors.  In addition, this shareholder had necessary investment intent as required by Section 4(2) since he agreed to receive shares certificates bearing a legend stating that such shares are restricted pursuant to Rule 144 of the 1933 Act.  This restriction ensures that these shares would not be immediately redistributed into the market and therefore not be part of a “public offering.”  Based on an analysis of the above factors, we believe we have met the requirements to qualify for exemption under section 4(2) of the Securities Act of 1933 for this transaction.

On January 22, 2014, the Company entered into Share Exchange Agreements with the Shareholders of Eye On South Florida, Inc. Pursuant to the Exchange Agreement, the Shareholders agreed to exchange each of their shares of EOSF common stock (the “Target Shares”) for one (1) share of restricted common stock of the Company.  The Shareholders collectively held a total of 24,725,000 Target Shares. The Shareholders are all friends, business associates or family members of our sole officer and director, Jack Namer.  Each Shareholder is a sophisticated investor and was a founding member or vendor of EOSF. A representative sample of the Exchange Agreement is attached hereto as an exhibit.

Consideration for the Exchange Agreement consisted of one share of restricted common stock of the Company for each Target Share tendered by the Shareholders in the exchange.  A total of 24,725,000 shares of restricted Company common stock were issued to forty-three (43) Shareholders for the Target Shares. The receipt of the Target Shares was determined by the Company Board of Directors to constitute adequate consideration for issuance of the Company common stock as a result of the value of the assets of EOSF. Prior to the execution of the Exchange Agreement there were three million (3,000,000) shares of our common stock issued and outstanding.  Upon completion of the transaction involving the Exchange Agreement, there were 27,725,000 shares of our common stock issued and outstanding.

The aforementioned shares were issued pursuant to an exemption from registration at Section 4(2) of the Securities Act of 1933.  These shares of our common stock qualified for exemption under Section 4(2) of the Securities Act of 1933 since the issuance of shares by us did not involve a public offering.  The offering was not a “public offering” as defined in Section 4(2) due to the insubstantial number of persons involved in the deal, size of the offering, manner of the offering and number of shares offered.  We did not undertake an offering in which we sold a high number of shares to a high number of investors.  In addition, these shareholders had necessary investment intent as required by Section 4(2) since they agreed to receive shares certificates bearing a legend stating that such shares are restricted pursuant to Rule 144 of the 1933 Act.  This restriction ensures that these shares would not be immediately redistributed into the market and therefore not be part of a “public offering.”  Based on an analysis of the above factors, we believe we have met the requirements to qualify for exemption under section 4(2) of the Securities Act of 1933 for this transaction.

Section 3 – Securities and Trading Markets

Item 3.03 Material Modification to Rights of Security Holders.

On January 10, 2014, the Company issued 50,000,000 shares of our Series A Convertible Preferred Stock to Jack Namer, our sole officer and director.  The Series A preferred stock has 10 votes per share and each share is convertible into 10 shares of our common stock.  At the time that these shares of Series A preferred stock were issued the Company had three shareholders, including Mr. Namer. As a result of the issuance of the Series A preferred shares to Mr. Namer, he has enough votes regarding any matter put to a vote of shareholders such that he controls the outcome of any shareholder vote and thus, he controls the Company.  Accordingly, the issuance of the Series A preferred stock modified the rights of the other two shareholders of the Company to preclude them from jointly controlling the outcome of any vote regarding matters put to a vote by the shareholders of the Company.

Section 5 – Corporate Governance and Management

Item 5.03 Amendments to Articles of Incorporation.

On January 10, 2014, our Board of Directors executed resolutions to create a class of preferred stock known as Series A Convertible Preferred Stock. The Board of Directors also determined the preferences and designations of the Series A preferred stock on January 10, 2014 in accordance with the provisions of the Company’s Articles of Incorporation.  The Series A preferred stock has 10 votes per share and is convertible into 10 shares of our common stock.   The designation was filed with the Florida Division of Corporations on February 28, 2014.

Item 5.06 Changes in Shell Company Status.

As a result of the execution of the Exchange Agreements with Shareholders and the resulting acquisition of Eye On South Florida, Inc., including its assets, the Company has completed a reorganization transaction that had the effect of causing it to cease being a shell company as defined in Securities and Exchange Commission Rule 12b-2.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(a)

Financial Statements of Business Acquired.

The audited financial statements for Eye On South Florida, Inc. for the fiscal year ended August 31, 2013 are filed as Exhibit 99.1 to this current report and are incorporated herein by reference.

The unaudited financial statements for Eye On South Florida, Inc. for the nine months ended November 30, 2013 are filed as Exhibit 99.2 to this current report and are incorporated herein by reference.

(b)

Pro Forma Financial Information.

The following pro forma balance sheets have been derived from the balance sheets of Eye On Network Media, Inc. at August 31, 2013 and November 30, 2013, and adjust such information to give the effect of the acquisition of Eye On South Florida, Inc. as if it would have existed on both August 31, 2013 and November 30, 2013.  The following pro forma statements of operations have been derived from the income statement of Eye On Network Media, Inc. at August 31, 2013 and November 30, 2013 and adjust such information to give the effect that the acquisition by Eye On South Florida, Inc. as if it would have existed on both August 31, 2013 and November 30, 2013. The pro forma balance sheets and statements of operations are presented for informational purposes only and do not purport to be indicative of the financial condition that would have resulted if the acquisition had been consummated on those historical dates.

(c)

Shell Company Transactions

Reference is made to Items 9.01(a) and 9.01(b) and the exhibits referred to therein which are incorporated herein by reference.

(d)

Exhibits

Exhibit No.

Description

3.1

Articles of Incorporation

3.2

Amendment to Articles of Incorporation

3.3

Bylaws

10.1

Share Exchange Agreement

14

Code of Ethics

21.1

Subsidiaries of the Registrant

99.1

Audited Financial Statements for Eye On South Florida, Inc. for the year ended August 31, 2013

99.2

Unaudited Financial Statements for Eye On South Florida, Inc. for the nine months ended

November 30, 2013

99.3

Pro Forma Financial Statements

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

EYE ON NETWORK MEDIA, INC.

Dated: May 20, 2014	/s/ Jack Namer
Jack Namer,
Chief Executive Officer, Chairman of the Board of Directors